SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 30, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
                    (Exact name of Registrant as specified in its charter) (Originator of the Wachovia
                            Credit Card Master Trust)

    UNITED STATES                    33-95714                   22-2716130
    United States                   33-99442-01                 22-2716130
    -------------                   -----------              --------------
   (State or other                  (Commission              (I.R.S. Employer
   Jurisdiction of                 File Number)            Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359


                         Exhibit Index appears on Page 4

ITEM 5.  OTHER EVENTS
     The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits
         28.1  Series 1995-1 Monthly Servicing Certificate - November  30, 1999
         28.2 Monthly Series 1995-1 Certificateholders' Statement - November 30, 1999
         28.3  Series 1999-1 Monthly Servicing Certificate - November 30, 1999
         28.4 Monthly Series 1999-1 Certificateholders' Statement - November 30, 1999
         28.5  Series 1999-2 Monthly Servicing Certificate - November 30, 1999
         28.6 Monthly Series 1999-2 Certificateholders' Statement - November 30, 1999

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



      Dated: December 17, 1999                          By:  Donald K. Truslow
                                                        Title: Comptroller

                                INDEX TO EXHIBITS

                                                                                 SEQUENTIALLY
Exhibit                                                                            NUMBERED
Number                                        Exhibit                                PAGES
------                                        -------                                -----
 28.1    Series 1995-1 Monthly Servicing Certificate - November 30, 1999              1-7
 28.2    Monthly Series 1995-1 Certificateholders' Statement - November 30, 1999      1-10
 28.3    Series 1999-1 Monthly Servicing Certificate - November 30, 1999              1-7
 28.4    Monthly Series 1999-1 Certificateholders' Statement - November 30, 1999      1-10
 28.5    Series 1999-2 Monthly Servicing Certificate - November 30, 1999              1-7
 28.6    Monthly Series 1999-2 Certificateholders' Statement - November 30, 1999      1-10


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